UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2012

THE CHEFS’ WAREHOUSE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35249	20-3031526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 East Ridge Road, Ridgefield, CT	06877
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 894-1345

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

Effective August 31, 2012, the employment of James Wagner, the Chief Operating Officer of The Chefs’ Warehouse, Inc. (the “Company”) terminated. In connection with the termination of his employment with the Company, Mr. Wagner and the Company entered into a Separation Agreement and General Release, dated August 30, 2012 (the “Separation Agreement”). Pursuant to the Separation Agreement, all of Mr. Wagner’s unvested shares of restricted common stock will be forfeited, except that the 20,667 shares of restricted common stock which are scheduled to vest on August 2, 2013 and the 20,666 shares of restricted common stock which are scheduled to vest on August 2, 2014, all of which shares of restricted common stock were granted to Mr. Wagner on August 2, 2011 in connection with the Company’s initial public offering, shall vest immediately on the tenth (10th) calendar day following Mr. Wagner’s execution of the Separation Agreement, provided that Mr. Wagner does not revoke his assent to the Separation Agreement prior to such time. Pursuant to the Separation Agreement, Mr. Wagner has agreed not to compete with the Company, not to solicit customers to cease doing business with the Company and not to solicit or encourage any employee of the Company to leave his or her employment with the Company in each case for a period of two years from August 31, 2012.

The foregoing summary of the Separation Agreement is qualified in its entirety by reference to the actual agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

A copy of the press release announcing the Company’s management changes and its currently projected fiscal 2012 range of net income per diluted share and modified pro forma net income per diluted share is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed or furnished, as applicable, with this Current Report on Form 8-K.

Exhibit No.	Description

10.1	Separation Agreement and General Release between The Chefs’ Warehouse, Inc. and James Wagner, dated August 30, 2012.

99.1	Press release dated August 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEFS’ WAREHOUSE, INC.

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

Date: August 31, 2012

EXHIBIT INDEX

Exhibit No.	Description

10.1	Separation Agreement and General Release between The Chefs’ Warehouse, Inc. and James Wagner, dated August 30, 2012.

99.1	Press release dated August 30, 2012.